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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 4, 2003


                          GENESIS HEALTH VENTURES, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Pennsylvania                       0-33217              06-1132947
---------------------------------   -----------------------  -------------------
  (State or other jurisdiction of   (Commission File Number)    (IRS Employer
           incorporation)                                    Identification No.)





             101 East State Street,
          Kennett Square, Pennsylvania                              19348
    ----------------------------------------                    --------------
    (Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code        (610) 444-6350
                                                         ---------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)










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Item 7.           Exhibits
                  --------

                  (c) Exhibits:

                  99.1 Earnings release issued by Genesis Health Ventures, Inc. on August 4, 2003.

Item 9.           Regulation FD Disclosure
                  ------------------------

         On August 4, 2003, Genesis Health Ventures, Inc. and subsidiaires (Genesis) reported its results for the three and nine months ended June 30, 2003. The earnings release is attached hereto as Exhibit 99.1.

Item 12.          Results of Operations and Financial Condition
                  ---------------------------------------------

         The earnings release includes EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted Income from Continuing Operations which are non-GAAP financial measures. For purposes of SEC Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States of America. Pursuant to the requirements of Regulation G, Genesis has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

         Genesis' management believes that the presentation of EBITDA provides useful information to investors regarding its results of operations because they are useful for trending, analyzing and benchmarking the performance and value of its business as well as for evaluating its capacity to incur and service debt, fund capital expenditures and expand its business. Genesis uses each EBITDA primarily as a performance measure, and believe that the GAAP financial measure most directly comparable to EBITDA is net income. Genesis also uses EBITDA in its annual budget process. Genesis believes EBITDA facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Although Genesis uses EBITDA as a financial measure to assess the performance of its business, the use of EBITDA is limited because it does not consider certain material costs necessary to operate its business. These costs include the cost to service its debt, the non-cash depreciation and amortization associated with its long-lived assets, the cost of its federal and state tax obligations, its share of the earnings or losses of its less than 100% owned operations and the operating results of its discontinued businesses. Because EBITDA does not consider these important elements of its cost structure, a user of Genesis' financial information who relies on EBITDA as the only measure of Genesis' performance or financial condition could draw an incomplete or misleading conclusion regarding its financial performance or condition. Consequently, a user of Genesis' financial information should consider net income an important measure of its financial performance because it provides the most complete measure of such performance.

         Genesis defines EBITDA as earnings from continuing operations before interest, taxes, depreciation and amortization. Other companies may define EBITDA differently and, as a result, Genesis' measure of EBITDA may not be directly comparable to EBITDA of other companies. EBITDA does not represent net income or cash flow from operations, as defined by GAAP.









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         The non-GAAP financial measures presented in the earnings release and labled "as adjusted" or "adjusted" exclude certain gains related to one time transactional events or settlements, exclude costs incurred in connection with certain strategic planning initiatives associated with Genesis' transformation to a pharmacy based business and exclude certain tax related gains. Specifically, during the current and prior year periods, Genesis recognized costs associated with the spin-off of its eldercare operations and the transformation of Genesis to a pharmacy-based business. In the prior year quarter and nine months ended June 30, 2002, Genesis recognized debt restructuring and reorganization costs. Also during these periods, Genesis recognized several significant one-time gains. During the nine months ended June 30, 2003, Genesis realized gains, principally from a break-up fee associated with an attempted pharmacy acquisition. During the three and nine months ended June 30, 2002, Genesis realized gains associated with an arbitration award. During the three and nine months ended June 30, 2003 and 2002, Genesis realized reductions of income tax expense due to changes in the tax law.

         These non-GAAP measures, including adjusted EBITDA, adjusted income from continuing operations, and adjusted net income are presented because Genesis' management uses this information, which excludes certain expenses and gains, in evaluating its ongoing operations. Management believes that this information provides investors a valuable insight into its operating results. Management also believes that excluding such expenses and gains provides better comparability to prior year results.
























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GENESIS HEALTH VENTURES, INC.



Date: August 5, 2003                          By: George V. Hager, Jr.
                                                  ------------------------------
                                                  George V. Hager, Jr.
                                                  Executive Vice President and
                                                  Chief Financial Officer





                                  Exhibit Index



Exhibit No.              Description
-----------              -----------
99.1                     Earnings release issued by Genesis Health Ventures,
                         Inc. on August 4, 2003.


















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